UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 11, 2024

Cidara Therapeutics, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36912	46-1537286
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6310 Nancy Ridge Drive, Suite 101
San Diego, California 92121
(858) 752-6170
(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	CDTX	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

In this report, “Cidara Therapeutics,” “Cidara,” “Company,” “we,” “us” and “our” refer to Cidara Therapeutics, Inc.
Item 4.02 Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.
On April 11 and April 15, 2024, the Audit Committee of the Board of Directors of the Company (the “Audit Committee”), determined, based on management’s recommendation and after consultation with Ernst & Young LLP, the Company’s independent registered public accounting firm, that the Company’s previously issued audited consolidated financial statements for the fiscal years ended December 31, 2021 and 2022 included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and each of the Company’s previously issued unaudited condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q for each of the quarterly periods in 2022 and 2023 (collectively, the “Prior Financial Statements”) filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”), should no longer be relied upon and should be restated due to the matters described below.
In connection with preparing its audited consolidated financial statements for the year ended December 31, 2023, and through its financial control processes of evaluating indirect taxation consequences upon the first commercial sale of REZZAYO® (rezafungin for injection) in 2023, the Company determined that it had a legal obligation for indirect taxation in various tax jurisdictions outside of the U.S. based on its supply chain activities in 2023 and prior years. As a result, the Audit Committee concluded that, in prior years the Company did not appropriately account for indirect taxes which led to understatements of accrued liabilities and operating expenses during the impacted periods. The Company expects the restatement will include the recording of an accrued liability for indirect taxes, and the related interest and penalties, of approximately $7.6 million and $11.5 million, an increase in operating expenses of approximately $3.7 million and $3.9 million, and an increase in beginning accumulated deficit of approximately $3.9 million and $7.6 million, for fiscal years 2021 and 2022, respectively. Based on the Company’s initial analysis, it does not currently believe these indirect tax liabilities are likely to have a material impact on cash and cash equivalents in 2024 as discussed in further detail below.
The Company has performed an initial analysis in conjunction with external indirect tax consultants and experts and the Company currently believes that upon complying with the reporting requirements of the tax authorities in the concerned jurisdictions, the indirect tax liability payable in cash could potentially be settled for an amount significantly less than the accrued liabilities for indirect taxes and the Company does not currently expect it will have a material impact on cash and cash equivalents. To the extent that any accrued indirect taxes are ultimately determined to not be due and payable, then any associated liabilities and related operating expenses will be reversed in future periods and no payment of cash to the concerned tax authorities would be required.
The preliminary evaluation provided above is subject to the completion of the Company’s restatement analysis and financial close and reporting process, as well as the financial statement audits and reviews for the Prior Financial Statements. While the Company believes that the foregoing description fairly represents the expected impact of the restatements on the Company’s prior results of operations, further adjustments may arise, and the restated Prior Financial Statements will reflect any such additional adjustments.
As a result of the information described above, the Company’s management has concluded that the Company’s disclosure controls and procedures were not effective at the reasonable assurance level and the Company’s internal control over financial reporting was not effective as of the end of each of the periods covered by the restatement. In connection with the restatements as described above, the Company has identified a material weakness in internal control over financial reporting because a review control over the evaluation of applicable accounting standards and assessment of indirect tax accrued liabilities, was not designed effectively.
The Company currently plans to complete the restatement analysis and present restated financial statements for the impacted periods in its Annual Report on Form 10-K for the fiscal year ended December 31, 2023 as soon as reasonably practicable, and expects to make such filing in the near term.
The Company’s management and the Audit Committee have discussed the matters disclosed in this current report on Form 8-K with Ernst & Young LLP.

Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although the Company believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, the Company can give no assurance that such expectations and assumptions will prove to be correct. Forward-looking statements include all statements that are not historical facts and can generally be identified by terms such as “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potentially,” or “will” or similar expressions and the negatives of those terms. These statements include, but are not limited to, statements regarding the Company’s expectations related to the restatement of the Prior Financial Statements, the Company’s plans related to the restatement analysis, the presentation and filing of restated Prior Financial Statements and the timing thereof, the remediation or a plan for remediation of a material weakness in internal control over financial reporting and the timing thereof, the Company’s belief that upon complying with the reporting requirements of the concerned jurisdictions and tax authorities, the indirect tax liability payable in cash could potentially be settled for an amount less than the indirect taxes accrual and is not expected to have a material impact on cash and cash equivalents, and the potential that any accrued operating expense will be reversed in future periods and no payment of cash to the concerned tax authorities would be required. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance, or achievements to be materially different from any future results, performance, or achievements expressed or implied by the forward-looking statements. These risks, uncertainties and other factors relate to, among others: the completion of the Company’s restatement analysis and financial close and reporting process, and financial statement audits and reviews, any of which may result in the discovery of additional issues beyond those related to the Company’s supply chain activities in 2023 and prior years, as well as the risk that any amounts ultimately payable by the Company may not be less than the indirect taxes accrual and that such amounts may have a material impact on cash and cash equivalents. Please also refer to the risks and uncertainties under the “Forward-Looking Statements” and “Risk Factors” heading of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, filed with the SEC on March 23, 2023, and in the Company’s subsequent quarterly reports on Form 10-Q. All information provided in this report is as of the date of this report, and any forward-looking statements contained herein are based on assumptions that the Company believes to be reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this report, which are based on information available to the Company on the date hereof. The Company undertakes no duty to update this information unless required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cidara Therapeutics, Inc.

Date: April 16, 2024	/s/ Jeffrey Stein, Ph.D.
Jeffrey Stein, Ph.D.
President and Chief Executive Officer (Principal Executive Officer)